DELAWARE VIP® TRUST

Delaware VIP Covered Call Strategy Series (the “Series”)

Supplement to the Series’ Summary and Statutory Prospectuses
each dated April 29, 2020

On August 13, 2020, the Board of Trustees of Delaware VIP Trust unanimously voted and approved a proposal to liquidate and dissolve the Series and terminate the sub-advisory agreement between Delaware Management Company, a series of Macquarie Investment Management Business Trust, and Ziegler Capital Management, LLC. The liquidation and dissolution of the Series, and termination of the sub-advisory agreement are expected to take effect on or about December 11, 2020.

The Series will be closed to new investors and all sales efforts will cease immediately. However, the Series will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until close of business December 4, 2020.

Until the liquidation of the Series, shareholders of the Series will have the opportunity to exchange out of the Series and into another series within the variable insurance product. If a shareholder does not opt to exchange their shares prior to the liquidation, the insurance company separate accounts will be paid a liquidating distribution by the Series.

Effective September 24, 2020, the following is inserted directly above the Series’ summary prospectus section entitled, “What is the Series’ investment objective?” and the statutory prospectus section entitled, “Series summary: Delaware VIP Covered Call Strategy Series — What is the Series’ investment objective?”:

The Series is closed to new investors.

Effective September 24, 2020, the following is inserted at the beginning of the Series’ summary prospectus section entitled, “Purchase and redemption of Series shares” and the statutory prospectus section entitled, “Series summary: Delaware VIP Covered Call Strategy Series — Purchase and redemption of Series shares”:

The Series is closed to new investors. Existing shareholders of the Series may continue to purchase shares until close of business Friday, Dec. 4, 2020.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 10, 2020.